UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 22, 2004
                                                          -------------

                         Cass Information Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

         2-80070                                           43-1265338
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(Commission File Number)                       (IRS Employer Identification No.)

13001 Hollenberg Drive, Bridgeton, Missouri                             63044
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  (Address of Principal Executive Offices)                            (Zip Code)

                                 (314) 506-5500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                         CASS INFORMATION SYSTEMS, INC.

                                    FORM 8-K

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

         99.1 Press Release dated July 22, 2004, issued by Cass Information Systems, Inc. (the Registrant)

Item 12. Results of Operations and Financial Condition

      On July 22, 2004, the registrant issued a press release announcing its preliminary results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cass Information Systems, Inc.


July 22, 2004                           By:       /s/ Lawrence A. Collett
                                            ------------------------------------
                                                    Lawrence A. Collett
                                            Chairman and Chief Executive Officer


July 22, 2004                           By:      /s/ Eric H. Brunngraber
                                            ------------------------------------
                                                    Eric H. Brunngraber
                                                  Vice President-Secretary
                                              (Chief Financial and Accounting
                                                           Officer)

                                  EXHIBIT INDEX

      Exhibit
      Number            Description
      ------            -----------

      99.1              Press Release dated July 22, 2004.